UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
(Date of Report (date of earliest event reported)) : June 21, 2006
National Bancshares Corporation

(Exact name of registrant specified in its charter)

Ohio	0-14773	34-1518564

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 West Market Street, Orrville, Ohio	44667

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 682-1010
[not applicable]

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Conditions
PRESS RELEASE: On June 21, 2006, National Bancshares Corporation issued a press release containing information regarding the declaration of quarterly dividends. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this report by reference.
ITEM 9.01 Exhibits
99.1	National Bancshares Corporation press release dated June 21, 2006.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bancshares Corporation
Date: June 21, 2006	/s/ Charles J. Dolezal

Charles J. Dolezal President and Chief Executive Officer